EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Williams Industries, Incorporated (the "Company") on Form 10-Q for the Fiscal quarter ending October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December  3, 2003
                                       /s/ Frank E. Williams, III
                                      ----------------------------
                                      Frank E. Williams, III
                                      Chairman of the Board,
                                      President,
                                      Chief Executive Officer,
                                      Chief Financial Officer


December  3, 2003
                                      /s/ Christ H. Manos
                                      --------------------
                                      Christ H. Manos
                                      Treasurer, Controller